Exhibit 10(d)

THIRD AMENDMENT AND JOINDER TO

SECOND AMENDED AND RESTATED NOTE AGREEMENT

This THIRD AMENDMENT AND JOINDER TO SECOND AMENDED AND RESTATED NOTE AGREEMENT dated as of May 15, 2014 (this “Amendment”), among NEWSTAR FINANCIAL, INC. (the “Company”), AP MA FUNDING LLC (the “New Holder”), THE HOLDERS PARTY HERETO and FORTRESS CREDIT CORP., as administrative agent for the Holders under the Note Agreement described below (in such capacity, together with its successors and assigns, the “Administrative Agent”).

WHEREAS, the Company has entered into a Second Amended and Restated Note Agreement dated as of May 13, 2013 among the Company, the Holders from time to time party thereto (the “Holders”) and the Administrative Agent (as it may be amended, modified, extended, supplemented or restated from time to time, the “Note Agreement”), pursuant to which Note Agreement the Holders agreed, subject to the terms and conditions set forth therein, to make term loans to the Company;

WHEREAS, the Note Agreement provides in Section 2.09 thereof that any Eligible Holder may extend a New Term Commitment under the Note Agreement at the request of the Company by executing and delivering to the Company and the Administrative Agent a Joinder Agreement;

WHEREAS, the Company has given notice to the Administrative Agent of its request to establish New Term Commitments in an aggregate amount equal to $10,00,000 pursuant to such Section 2.09;

WHEREAS, pursuant to Section 2.09 of the Note Agreement and this Amendment, the New Holder has agreed to make New Term Loans in an amount equal to $10,000,000 on the date hereof, which New Term Loans shall be designated as “Term C Loans”;

WHEREAS, the Company has requested that the Administrative Agent and the Holders amend the Note Agreement as provided in this Amendment, and the Administrative Agent and the Required Holders have agreed to do the foregoing, subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the promises and the mutual agreements contained in this Amendment, the Company, the Holders party hereto and the Administrative Agent hereby agree as follows:

1. Capitalized Terms. Capitalized terms used but not defined herein shall have the meanings set forth in the Note Agreement.

2. Amendments to Note Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 7 below and in reliance on the representations and warranties set forth in Section 4, the Note Agreement is hereby amended as follows:

(a) Section 1.01 of the Note Agreement is hereby amended to amend and restate each of the following definitions in its entirety:

“Applicable Margin” means (a) with respect to the Initial Term Loans, 4.50%, (b) with respect to the Delayed Draw Term A Loans, 4.50%, (c) with respect to the Delayed Draw Term B Loans, 3.375%, (d) with respect to the Delayed Draw Term A-1 Loans, 4.50%, (e) with respect to the Delayed Draw Term B-1 Loans, 3.375%. and (f) with respect to the Term C Loans, 4.25%.

“Facility” means each of (a) the Initial Term Commitments and the Initial Term Loans, (b) the Delayed Draw Term A Commitments and Delayed Draw Term A Loans, (c) the Delayed Draw Term B Commitments and Delayed Draw Term B Loans, (d) the Delayed Draw Term A-1 Commitments and Delayed Draw Term A-1 Loans, (e) the Delayed Draw Term B-1 Commitments and the Delayed Draw Term B-1 Loans, (f) the Term C Commitments and the Term C Loans and (g) each Tranche of New Term Loans and the related New Term Commitments.

“Maturity Date” means the Initial Term Loan Maturity Date, the Delayed Draw Term A Loan Maturity Date, the Delayed Draw Term B Loan Maturity Date, the Delayed Draw Term A-1 Loan Maturity Date, the Delayed Draw Term B-1 Loan Maturity Date or the Term C Loan Maturity Date, as the context may require.

“New Term Commitments” has the meaning set forth in Section 2.09(a).

“Scheduled Maturity Date” means the Scheduled Initial Term Maturity Date, the Scheduled Delayed Draw Term A Maturity Date, the Scheduled Delayed Draw Term B Maturity Date, the Scheduled Delayed Draw Term A-1 Maturity Date, the Scheduled Delayed Draw Term B-1 Maturity Date or the Scheduled Term C Maturity Date, as the context may require.

“Term Commitments” means, collectively, the Initial Term Commitments, the Delayed Draw Term Commitments, the Term C Commitments and any New Term Commitments.

“Term Holders” means, collectively, the Initial Term Holders, the Delayed Draw Term Holders, the Term C Holders and the New Term Holders.

“Term Loans” means, collectively, the Initial Term Loans, the Delayed Draw Term Loans, the Term C Loans and any New Term Loans.

“Term Notes” means, collectively, the Initial Term Notes, the Delayed Draw Term A Notes, the Delayed Draw Term B Notes, the Delayed Draw Term A-1 Notes, the Delayed Draw Term B-1 Notes, the Term C Notes and the New Term Notes.

(b) The definition of “Delayed Draw B Term Loans” set forth in Section 1.01 of the Note Agreement is hereby amended and restated in its entirety to read as follows:

“Delayed Draw Term B Loans” means up to $25,000,000 in aggregate principal amount of the term loans which may be made by the Delayed Draw Term B Holders pursuant to Section 2.01(a)(iv) during the Delayed Draw Term A and Term B Availability Period, subject to the terms and conditions of this Agreement.

(c) The definition of “Incremental Equivalent Debt” set forth in Section 1.01 of the Note Agreement is hereby amended to (i) delete the phrase “during the term of this Agreement” in both places where it is used in clause (a) thereof and insert therefor the following: “after the Third Amendment Effective Date”, (ii) delete the reference to “$100,000,000” in clause (a) and insert therefor “$61,500,000” and (iii) insert the following phrase in clause (f) of such definition immediately after each reference to “0.50%” set forth in such clause (f): “(or, in the case of any Facility with an earlier maturity or a shorter average weighted life to maturity than the Initial Term Loans, by more than the sum of (I) the difference between the Applicable Margin in respect of the Initial Term Loans and the Applicable Margin in respect of such other Facility plus (II) 0.50%)”.

(d) The definition of “Pro Rata Share” set forth in Section 1.01 of the Note Agreement is hereby amended to (i) delete the word “and” appearing at the end of clause (f) thereof, (ii) renumber the existing clause (g) thereof as clause (h) thereof and (iii) insert immediately after clause (f) thereof the following new clause (g):

(g) when used with respect to each Term C Holder in relation to all Term C Holders at any time, such Holder’s pro rata share of the aggregate Term C Commitments (or, if the Term C Loans have been funded at such time, the aggregate outstanding principal balance of the Term C Loans) at such time;

(e) Section 1.01 of the Note Agreement is hereby amended by inserting the following definitions therein in the proper alphabetical location:

“Scheduled Term C Maturity Date” means May 11, 2018.

“Term C Commitment” means, with respect to each Term C Holder, the commitment of such Term C Holder to make Term C Loans hereunder on the Third Amendment Effective Date. The initial maximum amount of each Term C Holder’s Term C Commitment is set forth on Schedule I to the Third Amendment. The aggregate maximum amount of the Term C Commitments as of the Third Amendment Effective Date is equal to $10,000,000.

“Term C Holder” means the Persons listed as a Term C Holder on Schedule I to the Third Amendment and any other Person that shall have become a Term C Holder party hereto pursuant to an Assignment and Assumption, other than any such Person that ceases to be a Term C Holder party hereto pursuant to an Assignment and Assumption.

“Term C Loan” means a loan funded on the Amendment Closing Date pursuant to Section 2.01(a)(vii) that utilizes the Term C Commitments.

“Term C Loan Maturity Date” means Scheduled Term C Maturity Date or, if earlier, the date on which the Term C Loans become due and payable in full, by acceleration or otherwise.

“Term C Note” means a promissory note made by the Company in favor of a Term C Holder evidencing the Term C Loans made by such Term C Holder, substantially in the form of Exhibit A-6 hereto.

“Third Amendment” means that certain Third Amendment and Joinder to Second Amended and Restated Note Agreement, dated as of the Third Amendment Effective Date, among the Company, the Term C Holders, the other Holders party thereto and the Administrative Agent.

“Third Amendment Effective Date” means May 15, 2014.

(f) Section 2.01(a) of the Note Agreement is hereby amended to insert the following new paragraph (vii) at the end thereof:

(vii) Term C Commitments. Subject to the terms and conditions set forth herein and in the Third Amendment, on the Third Amendment Effective Date, each Term C Holder severally agrees to make a Term C Loan to the Company in a single drawing in an amount equal to its Term C Commitment. Upon any payment or prepayment of a Term C Loan in whole or in part, the Company shall have no right to reborrow the amount so paid or prepaid.

(g) Section 2.01(c) of the Note Agreement is hereby amended to insert the following new paragraph (vi) at the end thereof:

(vi) Repayment of Term C Loans. The Company unconditionally promises to pay (and such amount shall be required to be paid) to the Administrative Agent for the ratable account of the Term C Holders (A) on December 31, 2014 and the last Business Day of each fiscal quarter thereafter, a portion of the aggregate unpaid principal amount of the Term C Loans equal to $100,000 and (B) on the Term C Loan Maturity Date, the then unpaid principal amount of the Term C Loans.

(h) Section 2.01(d) of the Note Agreement is hereby amended to insert the following new paragraph (vi) at the end thereof:

(vi) Term C Notes. On the Third Amendment Effective Date, the Company shall execute and deliver to each Term C Holder a Term C Note in the principal amount of the Term C Loans made by such Holder on such date.

(i) Section 2.02(c) of the Note Agreement is hereby amended to (i) insert immediately after the phrase “Delayed Draw Term B-1 Loans” the following phrase: “, Term C Loans” and (ii) insert at the end thereof the following sentence: “Each prepayment of the Term C Loans shall be applied to the remaining scheduled principal payments thereof in inverse order of maturity.”

(j) Section 2.03 of the Note Agreement is hereby amended to insert the following sentence at the end thereof: “The Term C Commitments shall terminate automatically on the Third Amendment Effective Date immediately after the making of the Term C Loans.”

(k) Each Section 2.05(a) and Section 2.05(c) of the Note Agreement is hereby amended to delete therefrom the phrase “and the Delayed Draw Term B-1 Loans” and insert therefor the following phrase: “, the Delayed Draw Term B-1 Loans and the Term C Loans”.

(l) Section 2.09(a) of the Note Agreement is hereby amended to (i) delete the phrase “during the term of this Agreement” from clause (i) thereof and insert therefor the following phrase: “after the Third Amendment Effective Date” and (ii) delete therefrom the phrase “during the term of this Agreement shall not exceed $100,000,000” from clause (ii) thereof and insert therefor the following phrase: “after the Third Amendment Effective Date shall not exceed $61,500,000”.

(m) Section 2.09(b) of the Note Agreement is hereby amended to (i) delete the phrase “and the Delayed Draw Term Loans” in clause (v) thereof and insert therefor the phrase “, the Delayed Draw Term Loans and the Term C Loans” and (ii) delete the phrase “(and in any event no more favorable to the New Term Holders than the terms of the Initial Term Loans are to the Initial Term Holders and the terms of the Delayed Draw Term Loans are to the Delayed Draw Term Holders) the Initial Term Loans and the Delayed Draw Term Loans” in clause (x) thereof in its entirety and insert therefor the following: “(and in any event no more favorable to the New Term Holders than the terms of the Initial Term Loans are to the Initial Term Holders, the terms of the Delayed Draw Term Loans are to the Delayed Draw Term Holders and the terms of the Term C Loans are to the Term C Holders) the Initial Term Loans, the Delayed Draw Term Loans and the Term C Loans”.

(n) Section 2.09(b) of the Note Agreement is hereby further amended by inserting the following phrase immediately after each reference to “0.50%” in clause (x)(B) of such Section 2.09(b): “(or, in the case of any Facility with an earlier maturity or a shorter average weighted life to maturity than the Initial Term Loans, by more than the sum of (I) the difference between the Applicable Margin in respect of the Initial Term Loans and the Applicable Margin in respect of such other Facility plus (II) 0.50%)”.

(o) Section 12.01 of the Note Agreement is hereby amended to (i) delete the word “or” at the end of clause (g) thereof; and (ii) insert the following as new clauses (i), (j) and (k) thereof:

(i) increase the Applicable Margin or LIBOR floor in respect of the Initial Term Loans, Delayed Draw Term A Loans or Delayed Draw Term A-1 Loans (other than an increase resulting from the application of Section 2.09 or clause (f) of the definition of Incremental Equivalent Debt) unless (A) the Applicable Margin or LIBOR floor in respect of the Delayed Draw Term B Loans, Delayed Draw Term B-1 Loans and Term C Loans is increased by the same number of basis points as the Applicable Margin or LIBOR floor in respect of the Initial Term Loans, Delayed Draw Term A Loans or Delayed Draw Term A-1 Loans, as applicable, has been increased or (B) Holders representing more than 50% of each of the aggregate outstanding principal balances of each of the Delayed Draw Term B Loans, the Delayed Draw Term B-1 Loans and the Term C Loans have consented in writing to such increase in the Applicable Margin or LIBOR floor in respect of the Initial Term Loans, Delayed Draw Term A Loans or Delayed Draw Term A-1 Loans, as applicable (in addition to any other consents required under any other clause of this Section);

(j) amend the definition of Interest Rate to add a prime rate option thereto unless (A) such prime rate option applies to each Facility or (B) Holders representing more than 50% of the aggregate outstanding principal balance of each Facility to which such prime rate option does not apply have consented in writing to such change; or

(k) shorten the weighted average life to maturity of the Initial Term Loans, the Delayed Draw Term A Loans or Delayed Draw Term A-1 Loans (each such Facility being so shortened, an “Adjusted Facility”) (other than a change thereto resulting from the application of Section 2.09 or clauses (d) or (e) of the definition of Incremental Equivalent Debt) if, after giving effect thereto, the weighted average life to maturity of the Adjusted Facility would be shorter than that of any of the Delayed Draw Term B Loans, the Delayed Draw Term B-1 Loans or the Term C Loans (each such facility, the “Affected Facility”) unless (A) the weighted average life to maturity of each such Affected Facility is shortened so that it is equal to or less than that of each Adjusted Facility or (B) Holders representing more than 50% of the aggregate outstanding principal balance of each Affected Facility have consented in writing to such change;

(p) The Note Agreement is hereby amended to attach Exhibit B to this Amendment as Exhibit A-6 thereto.

3. Joinder of New Holder. The New Holder hereby elects to become a “Term C Holder” under the Note Agreement. By executing and delivering this Amendment, the New Holder confirms to and agrees with each other party to the Note Agreement that (i) it has received a copy of the Note Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment; (ii) it will, independently and without reliance upon the Administrative Agent, any other Holder or any of their respective Affiliates, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Note Agreement or any documents or agreements to be delivered thereunder; (iii) it appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Note Agreement as are delegated to the Administrative Agent by the terms of the Note Documents, together with such powers as are reasonably incidental thereto; (iv) it will perform in accordance with their terms all of the obligations which by the terms of the Note Agreement and the other Note Documents are required to be performed by it as a Holder; (v) its address for notices shall be the office set forth opposite its name on Schedule I hereto; and (vi) the Term C Commitment for the New Holder shall be as set forth on Schedule I hereto. On the effective date hereof, the New Holder shall join in and be a party to the Note Agreement and, to the extent provided in this Amendment, shall have the rights and obligations of a Term C Holder under the Note Agreement.

4. Default; Representations and Warranties, Etc. The Company hereby represents and warrants that (i) as of the date hereof and giving effect to the terms of this Amendment and the transactions contemplated hereby (including the making of the Term C Loans), (A) the representations and warranties of the Note Parties contained in the Note Documents are true and correct in all material respects (or if qualified by materiality or reference to Material Adverse Effect, in all respects) on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case such representations and warranties are true and correct as of such earlier date, and except that for purposes of this clause (A), the representations and warranties contained in Section 5.05(a) of the Note Agreement shall be deemed to refer to the most recent financial statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Note Agreement and (B) no Default or Event of Default has occurred and is continuing, (ii) the execution, delivery and performance by the Company of this Amendment, the Subsidiary Guarantors of the Ratification of Note Documents and the consummation of the transactions contemplated hereby and thereby (A) have been duly authorized by all necessary action on the part of each Note Party, (B) have not violated, conflicted with or resulted in a default under and will not violate or conflict with or result in a default under (1) any applicable law or regulation, (2) any term or provision of the organizational documents of each Note Party or (3) any term or provision of any indenture, agreement or other instrument binding on each Note Party or any of its assets, except, in the case of the foregoing clauses (1) and (3), to the extent that such violation, conflict or default could not reasonably be expected to result in a Material Adverse Effect, and (C) do not require any consent, waiver or approval of or by any Person which has not been obtained and (iii) this Amendment and the Note Agreement as amended hereby constitute legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to applicable Debtor Relief Laws and general principles of equity, regardless of whether considered in a proceeding in equity or at law.

5. Ratification and Confirmation. The Company hereby agrees and confirms that:

(a) the Note Agreement and each of the other Note Documents, as amended and otherwise modified by the amendments specifically provided herein, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed; and

(b) the liens and security interests granted in favor of the Administrative Agent for the benefit of itself and the Holders under the terms of the Note Documents are perfected, effective, enforceable and valid and that such liens and security interests are, in each case, a first priority lien and security interest except to the extent otherwise expressly permitted by the Note Documents and that such liens and security interests are hereby in all respects reaffirmed, ratified and confirmed.

6. Waiver of Section 2.09(b). The Holders hereby waive the provisions of Section 2.09(b) of the Note Agreement to the extent that such provisions would otherwise require the Note Agreement to be amended to provide for amortization of the Initial Term Loans, the Delayed Draw Term A Loans or the Delayed Draw Term A-1 Loans as a result of the principal amortization requirements of the Term C Loans or to provide for an increase in the interest rate on the Delayed Draw Term B Loans or the Delayed Draw Term B-1 Loans as a result of the Applicable Margin for the Term C Loans.

7. Conditions to this Amendment. The effectiveness of this Amendment shall be subject to the satisfaction of the following conditions precedent:

(a) The Administrative Agent shall have received (i) counterparts of this Amendment duly executed by the New Holder, each Holder and the Company and (ii) counterparts to a Ratification of Note Documents in the form attached as Exhibit A hereto duly executed by each Subsidiary Guarantor; and

(b) Receipt by the Administrative Agent of each of the documents, instruments, legal opinions and other agreements listed on Exhibit C hereto, in form and substance reasonably satisfactory to the Administrative Agent

8. Miscellaneous.

(a) Except as otherwise expressly set forth herein, nothing herein shall be deemed to constitute an amendment, modification or waiver of any of the provisions of the Note Agreement or the other Note Documents, all of which remain in full force and effect as of the date hereof and are hereby ratified and confirmed. The Company acknowledges and agrees that nothing contained herein shall be deemed to entitle such party to a consent to, or a waiver, amendment or modification of, any of the terms, conditions, obligations, covenants or agreements contained in the Note Documents in similar or different circumstances or shall prejudice any right or rights which the Administrative Agent or any Holder now has or may have under, or in connection with, the Note Agreement, as amended hereby, the Note Documents, or any other documents referred to herein or therein.

(b) Upon the effectiveness of this Amendment, each reference in the Note Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” “hereby” or words of like import shall mean and be a reference to the Note Agreement as amended hereby, and each reference to the Note Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Note Agreement shall mean and be a reference to the Note Agreement as amended hereby.

(c) This Amendment may be executed in any number of counterparts, each of which, when executed and delivered, shall be an original, but all counterparts shall together constitute one instrument. Whenever the terms or sections amended hereby shall be referred to in the Note Agreement, Note Documents or such other documents (whether directly or by incorporation into other defined terms), such defined terms shall be deemed to refer to those terms or sections as amended by this Amendment. A signature page sent to the Administrative Agent or its counsel by facsimile or other electronic means (including in portable document format (.pdf)) shall be effective as an original counterpart signature.

(d) THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, PROVIDED THAT THE ADMINISTRATIVE AGENT AND EACH HOLDER SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns.

(e) The Company agrees to pay all reasonable expenses, including legal fees and disbursements incurred by the Administrative Agent in connection with this Amendment and the transactions contemplated hereby.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment which shall be deemed to be a sealed instrument as of the date first above written.

COMPANY

NEWSTAR FINANCIAL, INC.

By:	/s/ JOHN KIRBY BRAY
Name: John Kirby Bray
Title: Chief Financial Officer

Signature Page to Third Amendment to Second A&R Note Agreement

ADMINISTRATIVE AGENT

FORTRESS CREDIT CORP., as Administrative Agent

By:	/s/ CONSTANTINE M. DAKOLIAS
Name: Constantine M. Dakolias
Title: President

HOLDERS

FORTRESS CREDIT OPPORTUNITIES I LP, as a Holder

By: Fortress Credit Opportunities I GP LLC, its general partner

By:	/s/ CONSTANTINE M. DAKOLIAS
Name: Constantine M. Dakolias
Title: President

FORTRESS CREDIT FUNDING III LP, as a Holder

By: Fortress Credit Funding III GP LLC, its general partner

By:	/s/ CONSTANTINE M. DAKOLIAS
Name: Constantine M. Dakolias
Title: President

FORTRESS CREDIT FUNDING V LP, as a Holder

By: Fortress Credit Funding V GP LLC, its general partner

By:	/s/ CONSTANTINE M. DAKOLIAS
Name: Constantine M. Dakolias
Title: President

Signature Page to Second Amendment to Second A&R Note Agreement

FORTRESS CREDIT FUNDING VI LP, as a Holder

By: Fortress Credit Funding VI GP LLC, its general partner

By:	/s/ CONSTANTINE M. DAKOLIAS
Name: Constantine M. Dakolias
Title: President

FCO III CLO TRANSFEROR LLC, as a Holder

By:	/s/ CONSTANTINE M. DAKOLIAS
Name: Constantine M. Dakolias
Title: President

Signature Page to Second Amendment to Second A&R Note Agreement

CHURCHILL FINANCIAL CAYMAN LTD., as a Holder

By: Churchill Financial LLC, its collateral manager

By:	/s/ CHRISTOPHER COX
Name: Christopher Cox
Title: Duly Authorized Signatory

Signature Page to Second Amendment to Second A&R Note Agreement

APIDOS CDO IV, as a Holder

By: CVC Credit Partners, LLC, its investment advisor

By:	/s/ PHILIP RACITI
Name: Philip Raciti
Title: Managing Director

APIDOS QUATTRO CDO, as a Holder

By: CVC Credit Partners, LLC, its investment advisor

By:	/s/ PHILIP RACITI
Name: Philip Raciti
Title: Managing Director

APIDOS CDO V, as a Holder

By: CVC Credit Partners, LLC, its investment advisor

By:	/s/ PHILIP RACITI
Name: Philip Raciti
Title: Managing Director

APIDOS CINCO CDO, as a Holder

By: CVC Credit Partners, LLC, its investment advisor

By:	/s/ PHILIP RACITI
Name: Philip Raciti
Title: Managing Director

Signature Page to Second Amendment to Second A&R Note Agreement

APIDOS CLO IX, as a Holder

By: CVC Credit Partners, LLC, its collateral manager

By:	/s/ PHILIP RACITI
Name: Philip Raciti
Title: Managing Director

APIDOS CLO X, as a Holder

By: CVC Credit Partners, LLC, its collateral manager

By:	/s/ PHILIP RACITI
Name: Philip Raciti
Title: Managing Director

APIDOS CLO XI, as a Holder

By: CVC Credit Partners, LLC, its collateral manager

By:	/s/ PHILIP RACITI
Name: Philip Raciti
Title: Managing Director

APIDOS CLO XII, as a Holder

By: CVC Credit Partners, LLC, its collateral manager

By:	/s/ PHILIP RACITI
Name: Philip Raciti
Title: Managing Director

Signature Page to Second Amendment to Second A&R Note Agreement

APIDOS CLO XIV, as a Holder

By: CVC Credit Partners, LLC, its collateral manager

By:	/s/ PHILIP RACITI
Name: Philip Raciti
Title: Managing Director

APIDOS CLO XV, as a Holder

By: CVC Credit Partners, LLC, its collateral manager

By:	/s/ PHILIP RACITI
Name: Philip Raciti
Title: Managing Director

ACA CLO 2007-1, LTD., as a Holder

By: CVC Credit Partners, LLC, its investment advisor

By:	/s/ PHILIP RACITI
Name: Philip Raciti
Title: Managing Director

SHASTA CLO I LTD., as a Holder

By: CVC Credit Partners, LLC, its investment advisor, on behalf of Resource Capital Asset Management (RCAM)

By:	/s/ PHILIP RACITI
Name: Philip Raciti
Title: Managing Director

Signature Page to Second Amendment to Second A&R Note Agreement

SAN GABRIEL CLO I LTD., as a Holder

By: CVC Credit Partners, LLC, its investment advisor, on behalf of Resource Capital Asset Management (RCAM)

By:	/s/ PHILIP RACITI
Name: Philip Raciti
Title: Managing Director

Signature Page to Second Amendment to Second A&R Note Agreement

ZAIS CLO 1, LIMITED, as a Holder

By:	/s/ VINCENT IUGATO
Name: Vincent Iugato
Title: Managing Director

Signature Page to Second Amendment to Second A&R Note Agreement

AP MA FUNDING LLC, as the New Holder

By:	/s/ JOHN GRAY
Name: John Gray
Title: Managing Director

Signature Page to Second Amendment to Second A&R Note Agreement

EXHIBIT A

RATIFICATION OF NOTE DOCUMENTS

May 15, 2014

Each of the undersigned Subsidiary Guarantors hereby acknowledges and consents to the foregoing Third Amendment to Second Amended and Restated Note Agreement dated as of May 15, 2014 (the “Third Amendment”) among NewStar Financial, Inc. (the “Company”), the holders party thereto (the “Holders”) and Fortress Credit Corp., as Administrative Agent (the “Administrative Agent”), which amends that certain Second Amended and Restated Note Agreement, dated as of May 13, 2013, among the Company, the Holders and the Administrative Agent (as it may be amended, modified, extended, supplemented or restated from time to time, the “Note Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings attributed to them in the Note Agreement. Without in any way establishing a course of dealing by the Administrative Agent or any Holder, each of the undersigned consents to the Third Amendment and reaffirms the terms and conditions of the Subsidiary Guaranty and any other Note Document executed by it and acknowledges and agrees that the Subsidiary Guaranty and each and every such Loan Document executed by the undersigned in connection with the Note Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed. NewStar Loan Funding, LLC, a Delaware limited liability company, acknowledges and agrees that the liens and security interests granted in favor of the Administrative Agent for the benefit of itself and the Holders under the terms of the Note Documents are perfected, effective, enforceable and valid and that such liens and security interests are, in each case, a first priority lien and security interest except to the extent otherwise expressly permitted by the Note Documents and that such liens and security interests are hereby in all respects reaffirmed, ratified and confirmed. All references to the Note Agreement contained in the above-referenced documents shall be a reference to the Note Agreement as so modified by the Third Amendment and as the same may from time to time hereafter be amended, modified, extended, supplemented or restated.

[Signature Page Follows]

SUBSIDIARY GUARANTORS:

NEWSTAR LOAN FUNDING, LLC

By:	/s/ JOHN J. FRISHKOPF
Name: John J. Frishkopf
Title: Manager

I-295 NS EIGHT HOLDING, LLC

By:	/s/ J. DANIEL ADKINSON
Name: J. Daniel Adkinson
Title: President

FQ NS SIX HOLDING, LLC

By:	/s/ J. DANIEL ADKINSON
Name: J. Daniel Adkinson
Title: President

NEWSTAR BUSINESS CREDIT, LLC

By: NewStar Financial, Inc., its sole member

By:	/s/ JOHN J. FRISHKOPF
Name: John J. Frishkopf
Title: Treasurer

NEWSTAR EQUIPMENT FINANCE I, LLC

By: NewStar Financial, Inc., its designated manager

By:	/s/ JOHN J. FRISHKOPF
Name: John J. Frishkopf
Title: Treasurer

Signature Page to Ratification of Note Documents

EXHIBIT B

EXHIBIT A-6

Form of Class C Note

See attached.

EXHIBIT C

LIST OF CLOSING DOCUMENTS

See attached.

SCHEDULE I

TERM C COMMITMENTS

Term C Holder	Term C Commitment	Notice Address
AP MA FUNDING LLC	$10,000,000	AP MA Funding LLC 4445 Willard Avenue, Suite 1100 Chevy Chase, MD 20815 Attention: Dmitri Ivanov